QUANTITATIVE GROUP OF FUNDS

                           Supplement dated April 15, 1997 to
                Prospectus dated August 1, 1996 as revised August 8, 1996

     Effective April 8, 1997 the Trust ceased to offer shares of the Quantitative Disciplined Growth Fund and notified the shareholders of the Fund that the Fund will be terminated on April 30, 1997. Upon such termination all remaining assets of the Fund will be distributed to the shareholders ratably according to the number of shares of the Fund held by the several shareholders on April 30, 1997. Shareholders of the Quantitative Disciplined Growth Fund are entitled at any time prior to April 30, 1997 to exchange all or a portion of their shares of the Fund for shares of any other Fund.